SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2012 (September 13, 2012)

The Edelman Financial Group Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 993-4610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 13, 2012, at a special meeting of shareholders of The Edelman Financial Group Inc., a Texas corporation (the “Company”), the Company’s shareholders approved the proposal to adopt and approve the Agreement and Plan of Merger dated April 16, 2012 (the “Merger Agreement”), among the Company, Summer Holdings II, Inc., a Delaware corporation (“Parent”), and Summer Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into the Company. The shareholders of the Company also approved a non-binding, advisory resolution to approve the compensation that may become payable to the Company’s named executive officers in connection with the completion of the merger. A third proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies was not needed.

Adoption and approval of the Merger Agreement required the affirmative vote of both (a) the holders of a two-thirds majority of the outstanding shares of the Company’s common stock entitled to vote at the special meeting, as required by Section 21.457 of the Texas Business Organization Code (the “State Law Vote”), and (b) a majority of the outstanding shares of the Company’s common stock not held by the Merger Agreement Rollover Investors (as defined in the Merger Agreement), Parent, Merger Sub, their respective affiliates, or any officer of the Company or any of its subsidiaries that the Board of Directors of the Company has designated as an executive officer for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Majority of the Minority Approval”)

The Company’s shareholders approved the proposals at the special meeting with the following voting results:

Proposal 1: Adoption and approval of the Merger Agreement

State Law Vote

For	Against	Abstain	Broker Non-Votes
23,881,661	1,222,387	1,590	0

Majority of the Minority Approval

For	Against	Abstain	Broker Non-Votes
15,845,744	1,222,387	1,590	0

Proposal 2: Approval of the non-binding, advisory proposal to approve the compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger

For	Against	Abstain	Broker Non-Votes
20,698,542	2,997,483	1,509,613	0

Item 8.01. Other Events

On September 13, 2012, the Company issued a press release disclosing the results of the special meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

c.       Exhibits

99.1         Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EDELMAN FINANCIAL GROUP INC.

	By:	/s/ John T. Unger
John T. Unger,
Senior Vice President and General Counsel

Date: September 13, 2012

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